Subsequent events	12 Months Ended
Mar. 31, 2012
Subsequent events
26	Subsequent events

(a)	Subsequent to the year end and up to July 31, 2012, the Group has repurchased 3,191,044 ordinary shares for a total consideration of RMB54,933 (US$8,723).

(b)	On April 27, 2012 the Company completed the sale of $65 million in aggregate principal amount of 7% senior unsecured convertible notes (“the Notes”), which are convertible into ordinary shares at a conversion price of $2.838 per share to KKR China Healthcare Investment Limited (“KKRCHIL”). The Notes are senior unsecured obligations, mature on April 27, 2017 and are not redeemable prior to maturity at the Company’s option. The outstanding principal of the Notes is convertible at any time or times on or after the issuance date, in whole or part, into ordinary shares at the conversion price, subject to customary anti-dilution adjustments for significant corporate events. Interest accrues on unconverted portion of the Notes at the rate of 7% per annum. On the maturity date, the Company is obligated to pay a redemption amount calculated to provide a 12% internal rate of return on the unconverted portion of the Notes. From and after the thirtieth day following the occurrence, and during the continuance, of an event of default under the Notes, the interest rate will be increased to twenty-two and one-half percent (22.5%) per annum.

The Notes holder has the right to require the Company to redeem all or any portion of the Notes upon occurrence of events of default. Such events of default under the Notes include suspension from trading or failure of the Company’s ordinary shares to be listed over certain periods (subject to certain exceptions), failure to deliver ordinary shares upon conversion, or failure to pay principal or interests to holders within certain periods when its due, bankruptcy, materially breaches of any covenants or terms in the Notes, any indebtedness of the Group and any final judgement or judgement against the Group exceed certain amount, and any other event or events could be expected to have material adverse effects to the Group.

Additional payments on the Notes will be made in the event the Group pays any cash dividends in excess of the interest payable on the Notes on an as converted basis for any financial year. Any Notes held by KKRCHIL are also entitled to a special redemption payment in the event the Group breaches certain covenants or Golden Meditech Holdings Limited, a major shareholder of the Company, or certain members of our senior management violate the terms of certain lock-up agreements they have entered into in favor of KKRCHIL. The Notes contain customary ongoing covenants, including negative covenants, and any amendment or waiver thereof requires the affirmative consent of a majority in interest of the holders of all outstanding Notes.

The Group has appointed a non-executive independent director from KKRCHIL, effective April 27, 2012.

On April 27, 2012, the Company received a proceed of US$65.0 million from issuance of the Notes.